MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST Two World Trade Center

LETTER TO THE SHAREHOLDERS November 30, 2000            New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended November 30, 2000, U.S. economic growth slowed, with no sign of accelerating inflation. Consequently, the Federal Reserve Board found no need to raise interest rates. The short-term U.S. Treasury market continued to rally, with the yield on the two-year Treasury note ending the period at 5.61 percent compared to 6.67 percent six months earlier. Long-term Treasuries also rallied, accelerated in part by a federal government program of buying back outstanding long-term debt. The subsequent reduction in the supply of long-term Treasuries created an inverted yield curve, meaning that short-term Treasury yields were atypically higher than those of longer-term Treasuries.

PERFORMANCE AND PORTFOLIO STRATEGY

For the six-month period ended November 30, 2000, Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust produced a total return of 4.92 percent compared to 4.88 percent for the Lehman Brothers U.S. Government Index (1-3 Year).* The Fund's weighting in three- to five-year Treasuries contributed positively to its performance.

The Fund ended the period with net assets exceeding $255.7 million, which were invested in U.S. Treasuries and zero-coupon STRIPS (Separate Trading of Registered Interest and Principal of Securities) and had a weighted average maturity of approximately 2.7 years. The Fund continues to offer investors income free from state and local taxes in all 50 states and the District of Columbia.

LOOKING AHEAD

We believe that economic growth will continue to weaken in the months ahead, while inflation will remain at acceptable levels and quite possibly

---------------------
*The Lehman Brothers U.S. Government Index (1-3 Year) is a sub-index of the
 Lehman Brothers U.S. Government Index and is comprised of U.S. agency and Treasury securities with maturities of one to three years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST decline further. However, should growth weaken too much, the Fed may feel the need to reduce interest rates quickly. We believe that the ongoing prospects for budget surpluses in the years ahead bode well for the Treasury market inasmuch as fewer Treasuries will be issued in the face of continued strong demand. Adjustments to the Fund's maturity and portfolio composition will be made as conditions warrant and attractive opportunities become available.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

FUND PERFORMANCE November 30, 2000

AVERAGE ANNUAL TOTAL RETURNS
------------------------------------
PERIOD ENDED 11/30/00
------------------------------------
1 Year                      6.39%(1)
5 Years                     5.03%(1)
Since Inception (8/13/91)   5.19%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.
---------------------

(1) Figure shown assumes reinvestment of all distributions.
    There is no sales charge.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

PORTFOLIO OF INVESTMENTS November 30, 2000 (unaudited)

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (98.4%)
            U.S. Treasury Notes (84.0%)
 $ 4,000    08/15/03.........................................    5.25 %   $  3,969,000
  21,600    01/31/03.........................................    5.50       21,553,560
  10,000    10/31/02.........................................    5.75       10,020,500
  12,500    11/15/05.........................................    5.75       12,691,375
  21,000    11/15/04.........................................    5.875      21,261,660
   1,300    07/31/02.........................................    6.00        1,305,473
   4,000    09/30/02.........................................    6.00        4,024,080
  35,000    08/15/04.........................................    6.00       35,539,700
   1,500    12/31/01.........................................    6.125       1,501,650
   5,000    10/31/01.........................................    6.25        5,006,950
   6,900    07/31/02.........................................    6.25        6,954,717
  25,800    02/15/03.........................................    6.25       26,128,434
  19,000    05/15/05.........................................    6.50       19,758,480
   6,000    05/15/05.........................................    6.75        6,297,840
   8,500    11/15/01.........................................    7.50        8,610,755
  30,000    02/15/01.........................................    7.75       30,082,800
                                                                          ------------
                                                                           214,706,974
                                                                          ------------
            U.S. Treasury Strips (14.4%)
     700    02/15/01.........................................    0.00          691,019
   5,900    05/15/02.........................................    0.00        5,427,115
  10,700    02/15/03.........................................    0.00        9,466,825
  11,000    05/15/03.........................................    0.00        9,626,650
  15,000    05/15/05.........................................    0.00       11,771,100
                                                                          ------------
                                                                            36,982,709
                                                                          ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Cost $250,453,977)........................................    251,689,683
                                                                          ------------

            SHORT-TERM INVESTMENTS (a) (0.6%)
            U.S. GOVERNMENT OBLIGATIONS
            U.S. Treasury Bills
   1,200    12/18/00.........................................    6.34        1,196,407
     300    12/21/00.........................................    6.36          298,940
                                                                          ------------

            TOTAL SHORT-TERM INVESTMENTS
            (Cost $1,495,347)..........................................      1,495,347
                                                                          ------------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

PORTFOLIO OF INVESTMENTS November 30, 2000 (unaudited) continued

                                                                             VALUE
--------------------------------------------------------------------------------------
           TOTAL INVESTMENTS
           (Cost $251,949,324) (b)...........................      99.0%  $253,185,030

           OTHER ASSETS IN EXCESS OF LIABILITIES.............       1.0      2,543,379
                                                                   ----    -----------

           NET ASSETS........................................     100.0%  $255,728,409
                                                                  =====    ===========

---------------------
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $2,769,973 and the aggregate gross unrealized depreciation is $1,534,267, resulting in net unrealized appreciation of $1,235,706.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (cost $251,949,324)........................................  $253,185,030
Cash........................................................        13,409
Receivable for:
    Interest................................................     2,743,082
    Shares of beneficial interest sold......................       182,871
Prepaid expenses and other assets...........................        38,340
                                                              ------------

    TOTAL ASSETS............................................   256,162,732
                                                              ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       130,111
    Investment management fee...............................        78,126
    Plan of distribution fee................................        78,126
    Dividends to shareholders...............................        75,103
Accrued expenses and other payables.........................        72,857
                                                              ------------

    TOTAL LIABILITIES.......................................       434,323
                                                              ------------

    NET ASSETS..............................................  $255,728,409
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $277,139,348
Net unrealized appreciation.................................     1,235,706
Accumulated net realized loss...............................   (22,646,645)
                                                              ------------

    NET ASSETS..............................................  $255,728,409
                                                              ============

NET ASSET VALUE PER SHARE,
 25,947,053 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $9.86
                                                                     =====

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

STATEMENT OF OPERATIONS
For the six months ended November 30, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $ 8,503,376
                                                              -----------

EXPENSES
Plan of distribution fee....................................      478,851
Investment management fee...................................      478,851
Transfer agent fees and expenses............................       61,295
Registration fees...........................................       22,943
Professional fees...........................................       22,692
Shareholder reports and notices.............................       21,292
Trustees' fees and expenses.................................        6,257
Custodian fees..............................................        8,326
Other.......................................................        8,999
                                                              -----------

    TOTAL EXPENSES..........................................    1,109,506

Less: expense offset........................................       (8,139)
                                                              -----------

    NET EXPENSES............................................    1,101,367
                                                              -----------

    NET INVESTMENT INCOME...................................    7,402,009
                                                              -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................       63,811
Net change in unrealized depreciation.......................    5,238,908
                                                              -----------

    NET GAIN................................................    5,302,719
                                                              -----------

NET INCREASE................................................  $12,704,728
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX        FOR THE YEAR
                                                       MONTHS ENDED           ENDED
                                                      NOVEMBER 30, 2000    MAY 31, 2000
---------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...............................     $  7,402,009      $ 15,101,982
Net realized gain (loss)............................           63,811        (4,097,739)
Net change in unrealized depreciation...............        5,238,908        (2,823,564)
                                                         ------------      ------------

    NET INCREASE....................................       12,704,728         8,180,679

Dividends from net investment income................       (7,405,408)      (15,237,525)
Net decrease from transactions in shares of
 beneficial interest................................      (17,503,918)      (38,068,974)
                                                         ------------      ------------

    NET DECREASE....................................      (12,204,598)      (45,125,820)

NET ASSETS:
Beginning of period.................................      267,933,007       313,058,827
                                                         ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $0 and $3,399, respectively).................     $255,728,409      $267,933,007
                                                         ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 2000 (unaudited) continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the six months ended November 30, 2000, the distribution fee was accrued at the annual rate of 0.35%.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 2000 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended November 30, 2000 aggregated $204,726,316 and $202,322,618, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 2000 the Fund had transfer agent fees and expenses payable of approximately $600.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,553. At November 30, 2000, the Fund had an accrued pension liability of $44,467 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                   FOR THE YEAR
                                                                     MONTHS ENDED                      ENDED
                                                                  NOVEMBER 30, 2000                MAY 31, 2000
                                                              --------------------------   -----------------------------
                                                                     (unaudited)
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              -----------   ------------   ------------   --------------
Shares sold.................................................   18,740,104   $182,805,742    107,024,802   $1,047,671,631
Shares issued in reinvestment of dividends..................      494,834      4,827,836      1,027,913       10,046,138
                                                              -----------   ------------   ------------   --------------
                                                               19,234,938    187,633,578    108,052,715    1,057,717,769
Shares repurchased..........................................  (21,016,005)  (205,137,496)  (111,937,772)  (1,095,786,743)
                                                              -----------   ------------   ------------   --------------
Net decrease................................................   (1,781,067)  $(17,503,918)    (3,885,057)  $  (38,068,974)
                                                              ===========   ============   ============   ==============

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 2000 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At May 31, 2000, the Fund had a net capital loss carryover of approximately $19,240,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                          AMOUNT IN THOUSANDS
------------------------------------------------------------------------
        2003              2004       2005       2006     2007     2008
---------------------   --------   --------   --------   ----   --------
       $11,507           $6,271      $333       $246     $22      $861
       =======           ======      ====       ====     ===      ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $3,403,000 during fiscal 2000.

As of May 31, 2000, the Fund had temporary book\tax differences primarily attributable to post-October losses.

7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. RISK RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

At November 30, 2000, the Fund held positions in zero coupon securities.

9. CHANGE IN ACCOUNTING POLICY

Effective June 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and, as required, begin amortizing premium on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                       FOR THE SIX                    FOR THE YEAR ENDED MAY 31
                                                       MONTHS ENDED      ----------------------------------------------------
                                                    NOVEMBER 30, 2000      2000       1999       1998       1997       1996
-----------------------------------------------------------------------------------------------------------------------------
                                                       (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period..............         $ 9.66          $ 9.90     $ 9.96     $ 9.85     $ 9.84     $ 9.98
                                                           ------          ------     ------     ------     ------     ------

Income (loss) from investment operations:
 Net investment income............................           0.27            0.51       0.50       0.53       0.54       0.54
 Net realized and unrealized gain (loss)..........           0.20           (0.24)     (0.06)      0.11         --      (0.14)
                                                           ------          ------     ------     ------     ------     ------

Total income from investment operations...........           0.47            0.27       0.44       0.64       0.54       0.40
                                                           ------          ------     ------     ------     ------     ------

Less dividends from net investment income.........          (0.27)          (0.51)     (0.50)     (0.53)     (0.53)     (0.54)
                                                           ------          ------     ------     ------     ------     ------

Net asset value, end of period....................         $ 9.86          $ 9.66     $ 9.90     $ 9.96     $ 9.85     $ 9.84
                                                           ======          ======     ======     ======     ======     ======

TOTAL RETURN+.....................................           4.92%(1)        2.83%      4.50%      6.68%      5.63%      4.09%

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................           0.81%(2)(3)     0.80%(3)   0.80%      0.82%      0.83%      0.84%

Net investment income.............................           5.41%(2)        5.25%      4.95%      5.30%      5.42%      5.33%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........       $255,728        $267,933   $313,059   $241,025   $230,267   $258,637

Portfolio turnover rate...........................             90%(1)         255%       164%        95%       149%        63%

---------------------
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%

                          SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Sally Sancimino
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
SHORT-TERM
U.S. TREASURY
TRUST

Semiannual Report
November 30, 2000